UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                    Of the Securities Exchange Act of 1934


Check the appropriate box:
[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-
    5(d)(2))
[X] Definitive Information Statement

                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                 (Name of Registrant as Specified In Charter)

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[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                     LEFT RIGHT MARKETING TECHNOLOGY, INC.
                            585 WEST 500 SOUTH #180
                             BOUNTIFUL, UTAH 84010

                       INFORMATION STATEMENT PURSUANT TO
                        SECTION 14(c) OF THE SECURITIES
                           EXCHANGE ACT OF 1934 AND
                         RULE 14C PROMULGATED THERETO

                          NOTICE OF CORPORATE ACTION
                        BY WRITTEN SHAREHOLDER CONSENT
                  WITHOUT SPECIAL MEETING OF THE SHAREHOLDERS

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TO OUR SHAREHOLDERS:

    This Information Statement is being furnished to the stockholders of Left Right Marketing Technology, Inc., a Delaware corporation ("Left Right" or the "Company"), to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of Left Right Marketing Technology, Inc. entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware Revised Statutes related to corporate law of the State of Delaware. This Information Statement will serve as written Notice to stockholders pursuant to Section 222 of the Delaware General Corporation Law (the "DGCL").

    Left Right Marketing Technology, Inc.'s board of directors determined that the close of business on July 31, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing:

1. The approval of the following individuals as the Board members of Left Right Marketing Technology, Inc., S. Matthew Schultz (Chairman) and Lawrence S. Schroeder.

2. Reverse split Left Right's common stock on a 1 for 1,000 basis, effective September 20, 2005.

3. The approval of Left Right Marketing Technology, Inc.'s retainer of the firm of Beadle, McBride, Evans & Reeves, LLP, as the independent auditor for Left Right Marketing Technology, Inc.

Under Section 222 of the Delaware General Corporation Law (the "DGCL"), action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved these actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these actions by written consent of the stockholders owning a majority of the outstanding voting securities of Left Right Marketing Company entitled to vote thereon.

      As of the Record Date, there were 94,715,614 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of Left Right Marketing Company. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The shareholders holding shares representing approximately 61.16% of the votes entitled to be cast at a meeting of the Left Right Marketing Company's shareholders consented in writing to the proposed actions. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used, for purposes of the ownership percentage calculations.

      On July 31, 2005, the board of directors approved each of the Actions and authorized Left Right Marketing Company's officers to deliver this Information Statement.

      The executive offices of Left Right Marketing are located at 585 West 500 South #180, Bountiful, Utah 84010 and its telephone number is (801) 244-4405.

      This Information Statement will first be mailed to stockholders on or about September 1, 2005 and is being furnished for informational purposes only.

      Left Right will pay the expenses of furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement. Additionally, Left Right has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

        The Board of Directors does not know of any matters, other than those described above, that require approval by the stockholders of Left Right and for which notice is to be given to the stockholders.

        This Information Statement will serve as written Notice to stockholders pursuant to Section 222 of the Delaware General Corporation Law (the "DGCL").

BY ORDER OF THE BOARD OF DIRECTORS

/s/ S. Matthew Schultz
-------------------------
S. Matthew Schultz
Chairman of the Board
585 West 500 South #180
Bountiful, Utah 84010



                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL INFORMATION

    This Information Statement is being furnished to the stockholders of Left Right Marketing Technology, Inc., a Delaware corporation ("Left Right" or the "Company"), to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of Left Right Marketing Technology, Inc. entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware Revised Statutes related to corporate law of the State of Delaware. This Information Statement will serve as written Notice to stockholders pursuant to Section 222 of the Delaware General Corporation Law (the "DGCL").

    Left Right Marketing Technology, Inc.'s board of directors determined that the close of business on July 31, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing:

1. The approval of the following individuals as the Board members of Left Right Marketing Technology, Inc., S. Matthew Schultz (Chairman) and Lawrence S. Schroeder.

2. Reverse split Left Right's common stock on a 1 for 1,000 basis, effective September 20, 2005.

3. The approval of Left Right Marketing Technology, Inc.'s retainer of the firm of Beadle, McBride, Evans & Reeves, LLP, as the independent auditor for Left Right Marketing Technology, Inc.

    Under Section 222 of the Delaware General Corporation Law (the "DGCL"), action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved these actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of these actions by written consent of the stockholders owning a majority of the outstanding voting securities of Left Right Marketing Company entitled to vote thereon.

      As of the Record Date, there were 94,715,614 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of Left Right Marketing Company. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The shareholders holding shares representing approximately 61.16% of the votes entitled to be cast at a meeting of the Left Right Marketing Company's shareholders consented in writing to the proposed actions. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used, for purposes of the ownership percentage calculations.

      On July 31, 2005, the board of directors approved each of the Actions and authorized Left Right Marketing Company's officers to deliver this Information Statement.

DISSENTERS' RIGHTS

        Under the DGCL, the election of members of the Board of Directors, the reverse split of the issued and outstanding common stock, and the ratification of the appointment of independent auditors do not require Left Right to provide dissenting stockholders with a right of appraisal and Left Right will not provide stockholders with such a right.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

        Left Right is not aware of any interest that would be substantially affected through the change of the Company's name, increasing the authorized common and preferred stock, change of the year end, or reverse splitting the issued and outstanding common stock, whether adversely or otherwise.

Voting Securities and Principal Holders Thereof

      As of the Record Date, there were 94,715,614 common shares outstanding. The Common Stock constitutes the outstanding class of voting securities of Left Right Marketing Technology Company. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used for purposes of the ownership percentage calculations. Each share entitles the holder to one (1) vote on all matters submitted to shareholders.

      The following table sets forth the Common Stock ownership information as of May 31, 2005, with respect to (i) each person known to Left Right Marketing Technology Company to be the beneficial owner of more that 5% of Left Right Marketing Technology Company's Common Stock; (ii) each director of Left Right Marketing Technology Company; and (iii) all directors, executive officers and designated shareholders of Left Right Marketing Technology Company as a group. This information as to beneficial ownership was furnished to Left Right Marketing Technology Company by or on behalf of each person named.

Name of Beneficial      Position	         Number of Shares        Percent
Owner (1)               with Company 		Beneficially Owned      of Class

S. Matthew Schultz      Pres/CEO/Director	    57,927,900	         61.16%
Lawrence Schroeder      Sec/Treasurer/Director		     0	             0%

ALL EXECUTIVE OFFICERS AND DIRECTORS AS A GROUP:

                                            	    57,927,900           61.16%


   (1) Except as otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to community property laws where applicable. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than 5% of Left Right Marketing Company's Common Stock is c/o Left Right Marketing Company at the mailing address of 585 West 500 South #180, Bountiful, Utah 84010

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PROPOSALS

      Approval of these items requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Left Right Marketing Company. Shareholders holding a total of 57,927,900 shares of Common Stock (61.16%) have already consented to such proposals. The shares have been considered fully diluted, for a total amount of 94,715,614 shares used, for purposes of the ownership percentage calculations.


PROPOSAL # 1: APPROVAL OF BOARD MEMBERS

      The approval of the following individuals as the Board members of Left Right Marketing Technology, Inc., S. Matthew Schultz (Chairman) and Lawrence S. Schroeder.

      Our Board of Directors presently consists of two members. The term of office of each person elected as a Director will continue for a period of three years or until a successor has been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity.

      The following is a brief description of the business background of the directors elected to the Board of Directors of Left Right Marketing Company:

       S. MATTHEW SCHULTZ, PRESIDENT AND A DIRECTOR: From April of 2003 to Present, Mr. Schultz has been President of Wexford Capital Ventures, Inc., a Utah based strategic financial consulting firm. Mr. Schultz has been instrumental in creating successful investor awareness campaigns for numerous publicly traded companies, and assisted in private placement offerings for both the United States and abroad. From 1999 to 2003, Mr. Schultz was the Chairman of Pali Financial Group, Inc., an investment banking firm specializing in small cap securities. Mr. Schultz also served as the vice-president of the Utah Consumer Lending Association during 1998-1999.

       LAWRENCE S. SCHROEDER, SECRETARY, TREASURER AND A DIRECTOR: From 1992 to Present, Mr. Schroeder works as a private consultant to hospitality and other industries. Clients include the NFL, NASCAR, MLB, NHL and their officially licensed consumer products. Mr. Schroeder is a Director for Responsive Marketing & Communications which was the official marketing agency of record for the 1996 Olympic Games. Mr. Schroeder is also Chairman and CEO of New World Entertainment which is a joint venture partner with Fortune Brands, specifically Jim Beam brands worldwide, developer of "Jim Beam Roadhouse" concept in Europe.

       A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission, is being mailed with this Information Statement for your reference. You should read it in conjunction with this Information Statement.



PROPOSAL  #  2: REVERSE SPLIT LEFT RIGHT'S COMMON STOCK ON A 1 FOR 1,000 BASIS.

        Our Board of Directors has recommended the Company effectuate a reverse stock split of the outstanding common stock on the basis of one share for every one thousand shares currently issued and outstanding, effective September 20, 2005 (the "Effective Date"). Each one thousand shares of common stock outstanding on the Effective Date will be converted automatically into a single share of common stock. There will not be a change in the par value of the common stock of Left Right. To avoid the existence of fractional shares of common stock, if a stockholder would otherwise be entitled to receive a fractional share, the number of shares to be received will be rounded up to the next whole share.

        Stockholders will hold the same percentage interest in Left Right as they hold prior to the reverse stock split (subject only to minor variations as a result of the rounding of fractional shares), but their interest will be represented by one-fiftieth as many shares. For instance, if a stockholder presently owns 1,000 shares, after the reverse stock split they will own 1 share (1,000 divided by 1,000 equals 1 share). In no event will stockholders be reversed below one whole share.

      An increase in per share price of Left Right's common stock, which Left Right expected as a consequence of the reverse stock split, may also enhance the acceptability of the common stock to the financial community and the investing public and potentially broaden the investor pool from which Left Right might be able to obtain additional financing. Because of the trading volatility often associated with low-priced stocks, as a matter of policy, many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the per share price of the common stock increased as a result of the reverse stock split, some of these concerns may be alleviated.

        The reduction in the number of outstanding shares of common stock caused by the reverse stock split initially increased the per share market price of the common stock. However, there can be no assurance that the market price of the common stock will continue to reflect proportionately the reverse stock split, that any particular price may be achieved, or that any price gain will be sustained in the future.

POTENTIAL DISADVANTAGES TO THE REVERSE STOCK SPLIT

        Reduced Market Capitalization. Theoretically, the overall value of the Company will not change as a result of the reverse stock split. However, a reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in the overall market capitalization of the Company.

         Increased Transaction Costs. The number of shares held by each individual stockholder was reduced to one-one thousandth of the number previously held. This will increase the number of stockholders who hold less than a "round lot," or 100 shares. Typically, the transaction costs to stockholders selling "odd lots" are higher on a per share basis. Consequently, the reverse stock split may increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

FEDERAL INCOME TAX CONSIDERATIONS

        Neither the Company nor its stockholders recognized any gain or loss for federal income tax purposes as a result of the reverse stock split. This conclusion is based on the provisions of the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all in effect on the date of the reverse stock split. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. Accordingly, you should consult with your tax advisor.

        This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

        You are urged to consult your tax adviser as to the particular tax consequences to you of the reverse stock split, including the applicability of any state, local, or foreign tax laws, changes in applicable tax laws, and any pending or proposed legislation.


PROPOSAL # 3: APPROVE LEFT RIGHT MARKETING COMPANY'S RETAINER OF THE FIRM OF BEADLE, MCBRIDE, EVANS & REEVES, LLP, AS THE INDEPENDENT AUDITOR FOR LEFT RIGHT MARKETING COMPANY.

      Our Board of Director's has recommended the appointment of Beadle, McBride, Evans & Reeves, LLP as our independent auditor for the fiscal year ending December 31, 2004 and 2005 Acting on that recommendation, the Board of Directors authorized our CEO to engage Beadle, McBride, Evans & Reeves, LLP, as Left Right Marketing Company's auditors for the fiscal year ending December 31, 2004 and 2005.

      Beadle, McBride, Evans & Reeves, LLP was engaged by the Registrant on April 23, 2004. During the most recent two fiscal years and during the portion of 2004 preceding the Board's decision, neither the Company nor anyone engaged on its behalf has consulted with Beadle, McBride, Evans & Reeves, LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

      The audit reports issued by CFO Advantage, Inc. with respect to the Registrant's financial statements for December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for CFO Advantage, Inc.'s, issuance of going concern opinions on the financial statements for the fiscal year ending December 31, 2003. From October 2003 through April 20, 2004, when CFO Advantage, Inc. was dismissed as the Registrant's independent accountant, there were no disagreements between the Registrant and CFO Advantage, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CFO Advantage, Inc., would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


      This Information Statement is being provided to Left Right stockholders pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. Rule 14c-2b of the Securities Exchange Act of 1934, as amended, requires issuers to send or give an information statement to its stockholders at least 20 calendar days prior to the earliest date on which corporate action may be taken by majority stockholder consent. The annual report filed on Form 10KSB will included in the filing of this information statement.

      Left  Right  will  pay  the  expenses  of  furnishing   this  Information
Statement, including the costs of preparing, assembling and mailing this Information Statement. Additionally, Left Right has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      The Board of Directors does not know of any matters, other than those described above, that require approval by the stockholders of Left Right and for which notice is to be given to the stockholders.

      Left Right received a majority vote, thereby satisfying the requirements of the Delaware General Corporation Law and its Certificate of Incorporation and Bylaws for stockholder approval of the actions taken above. For this reason, Left Right did not call a special meeting of its stockholders in respect of the actions taken above and did not ask its stockholders for a proxy or consent.

ADDITIONAL INFORMATION

      Please read all the sections of this information statement carefully. Left Right Marketing Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by Left Right Marketing Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

      INCORPORATION OF INFORMATION BY REFERENCE

            The following documents, which are on file with the Commission (Exchange Act File No. 000-09047) are incorporated in this Information Statement by reference and made a part hereof:

   i.) Current Report on Form 8-K filed April 22, 2004, reporting a change in Auditors.

   ii.) Current Report on Form 8-K filed March 24, 2005, reporting the change in Directors.

   iii.) Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004.

   iv.)  Quarterly  Report on Form 10-QSB for the quarter ended March 31, 2005.

   v.)   Quarterly  Report  on Form 10-QSB for the quarter ended June 30, 2005.

      All documents filed by Left Right Marketing Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this information statement and prior to the effective date hereof shall be deemed to be incorporated by reference in this information statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this information statement and filed with the Commission prior to the date of this information statement shall be deemed to be modified or superseded for purposes of this information statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

      Left Right Marketing Company will provide without charge to each person to whom this information statement is delivered, upon written or oral request of such person, to Lawrence Schroeder, Secretary, Left Right Marketing Company, 585 West 500 South #180, Bountiful, Utah 84010 and its telephone number is
(801) 244-4405 a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents).

CONCLUSION

      As a matter of regulatory compliance, Left Right Marketing Company is sending you this information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein, including any amendment to Left Right Marketing Company's Articles of Incorporation as described in this Information Statement was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide Left Right Marketing Company's stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


      Pursuant to the requirements of the Securities Exchange Act of 1934, Left Right Marketing Company has duly caused this report to be signed on its behalf by this undersigned hereunto duly authorized.

                                         LEFT RIGHT MARKETING COMPANY

                                         By: /s/ S. Matthew Schultz
                                         --------------------------
                                         S. Matthew Schultz
                                         President/CEO